EXHIBIT 7.01

Joint Filing Agreement

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Ordinary Shares, par value US$0.01 per share, of Simcere Pharmaceutical Group, a Cayman Islands company, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which, taken together, shall constitute one and the same instrument.

Signature Page

IN WITNESS WHEREOF, the undersigned hereby execute this agreement as of August 28, 2013.

Assure Ahead Investments Limited

By:	/s/ Shunlong Wang
Shunlong Wang
Director

Hony Capital II, L.P.
Acting by its general partner
Hony Capital II GP Ltd.

By:	/s/ John Huan Zhao
John Huan Zhao
Director

Hony Capital II GP LTD.

By:	/s/ John Huan Zhao
John Huan Zhao
Director

Right Lane Limited

By:	/s/ Min Ning
Min Ning
Director

Schedule I

The name, principal occupation, business address and citizenship of each director and executive person of the relevant entities are set forth below:

I. Assure Ahead Investments Limited

A. Directors

Name	Principal occupation	Citizenship	Address of principal office
WANG Shunlong	Director	Hong Kong	Suite 2701, One Exchange Square, Central, Hong Kong
SO Wai Yin	Director	Hong Kong	Suite 2701, One Exchange Square, Central, Hong Kong

II. Hony Capital II GP Ltd.

A. Directors

Name	Principal occupation	Citizenship	Address of principal office
LIU Chuanzhi	Chairman of Legend Holdings Limited	People’s Republic of China	A-10, Raycom Info Tech Park, No. 2, Kexueyuan Nanlu, Haidian District, Beijing, P. R. China
ZHU Linan	Chief Executive Officer of Legend Holdings Limited	People’s Republic of China	A-10, Raycom Info Tech Park, No. 2, Kexueyuan Nanlu, Haidian District, Beijing, P. R. China
ZHAO John Huan	Chief Executive Officer of Hony Capital Limited	United States of America	Suite 2701, One Exchange Square, Central, Hong Kong

III. Right Lane Limited

A. Directors

Name	Principal occupation	Citizenship	Address of principal offices
LIU Chuanzhi	Chairman of Legend Holdings Limited	People’s Republic of China	A-10, Raycom Info Tech Park, No. 2, Kexueyuan Nanlu, Haidian District, Beijing, P. R. China
ZHU Linan	Chief Executive Officer of Legend Holdings Limited	People’s Republic of China	A-10, Raycom Info Tech Park, No. 2, Kexueyuan Nanlu, Haidian District, Beijing, P. R. China
NING Min	Senior Vice President of Legend Holdings Limited	People’s Republic of China	A-10, Raycom Info Tech Park, No. 2, Kexueyuan Nanlu, Haidian District, Beijing, P. R. China

B. Executive Officers

Name	Principal occupation	Citizenship	Address of principal office
CHAU Wang	General Manager of Right Lane Limited	Hong Kong	27/F, One Exchange Square, Central, Hong Kong

IV. Legend Holdings Limited

A. Directors

Name	Principal occupation	Citizenship	Address of principal offices
LIU Chuanzhi	Chairman of Legend Holdings Limited	People’s Republic of China	A-10, Raycom Info Tech Park, No. 2, Kexueyuan Nanlu, Haidian District, Beijing, P. R. China
ZHU Linan	Chief Executive Officer of Legend Holdings Limited	People’s Republic of China	A-10, Raycom Info Tech Park, No. 2, Kexueyuan Nanlu, Haidian District, Beijing, P. R. China
ZHAO John Huan	Chief Executive Officer of Hony Capital Limited	United States of America	Suite 2701, One Exchange Square, Central, Hong Kong
LU Zhiqiang	Chairman of China Oceanwide Holdings Group	People’s Republic of China	25th Floor, Tower C, Minsheng Financial Center, No.28 Jianguomennei Avenue, Beijing, P. R. China
DENG Maicun	General Secretary of the Chinese Academy of Sciences	People’s Republic of China	52 Sanlihe Road, Beijing, P. R. China
WANG Jin	General Manager of Chinese Academy of Sciences Holdings Co., Ltd.	People’s Republic of China	#702 Yingu Mansion, 9 Beisihuanxi Rd., Haidian District, Beijing, P. R. China

B. Executive Officers

Name	Principal occupation	Citizenship	Address of principal offices
ZHU Linan	Chief Executive Officer of Legend Holdings Limited	People’s Republic of China	A-10, Raycom Info Tech Park, No. 2, Kexueyuan Nanlu, Haidian District, Beijing, P. R. China